UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date or Report (Date of earliest event reported): June 16, 2004


                                 SIRICOMM, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                       0-18399                 62-1386759
-----------------------------        -------------         --------------------
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                   File No.)          Identification No.)

    2900 Davis Boulevard, Suite 130, Joplin, Missouri           64804
    -------------------------------------------------         ----------
        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (417) 626-9961



                                       N/A
          --------------------------------------------------------------
         (Former Name or former address, if changed since last report.)

Item 5.  Other Events and Regulation FD

         On June 16, 2004, the Registrant issued a press release concerning the appointment of Austin O'Toole to the Registrant's Board of Directors and Audit Committee. A copy of the press release issued by the Registrant concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated by reference.

         Mr. O'Toole practices corporate law and alternative dispute resolution in Houston and Galveston, Texas. For over twenty years Mr. O'Toole served as senior vice president, corporate secretary and senior counsel to The Coastal Corporation. He represented Coastal and its subsidiaries in connection with finance, mergers and acquisitions, SEC and stock exchange matters, including disclosure. Mr. O'Toole managed Coastal's corporate secretary's office, which involved organizing, qualifying, merging and other corporate transactions for Coastal's domestic and foreign subsidiaries. Mr. O'Toole also directed Coastal's shareholder relations department.

         The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements

                  None

         (b)      Pro Forma Financial Information

                  None

         (c)      Exhibits

                  99.1 Press release dated June 2, 2004 issued by SiriCOMM, Inc. regarding the appointment of Austin O'Toole to its Board of Directors

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

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               SIRICOMM,  INC.
                                               (Registrant)


Date: June 17, 2004                            By:    /s/ J. Richard Iler
                                                  ------------------------------
                                                   J. Richard Iler,
                                                   Chief Financial Officer

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